-------------------------------------------------------------------------------
                               INVESTMENT ADVISER
                                Value Line, Inc.
                    220 East 42nd Street, New York, NY 10017-5891


                                    DISTRIBUTOR
                           Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891


                                 CUSTODIAN BANK
                       State Street Bank and Trust Company
                     225 Franklin Street, Boston, MA 02110


                           SHAREHOLDER SERVICING AGENT
                  State Street Bank and Trust Company c/o NFDS
                   P.O. Box 419729, Kansas City, MO 64141-6729


                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                1177 Avenue of the Americas, New York, NY 10036-2798


                                  LEGAL COUNSEL
                            Peter D. Lowenstein, Esq.
                         Two Greenwich Plaza, Suite 100
                               Greenwich, CT 06830


                               BOARD OF DIRECTORS
                  Jean Bernhard Buttner      Francis C. Oakley
                     Marion N. Ruth          Frances T. Newton


                                    OFFICERS


                              Jean Bernhard Buttner
                             CHAIRMAN AND PRESIDENT

                                David T. Henigson
                     VICE PRESIDENT AND SECRETARY/TREASURER
                    Charles Heebner              John Risner
                     VICE PRESIDENT             VICE PRESIDENT
                    Jack M. Houston             Stephen La Rosa
                      ASSISTANT                    ASSISTANT
                  SECRETARY/TREASURER         SECRETARY/TREASURER


This report is issued for the information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF50699
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                October 31, 1995
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

                                 THE VALUE LINE
                                 ADJUSTABLE RATE
                                 U.S. GOVERNMENT
                                   SECURITIES
                                   FUND, INC.


                                     [LOGO]

                                   VALUE LINE
                                  MUTUAL FUNDS

[LOGO]
TO THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND SHAREHOLDERS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Effective November 1, 1995, with the approval of shareholders, The Value Line Adjustable Rate U.S. Government Securities Fund, Inc. became the Value Line Intermediate Bond Fund, Inc. The primary objective of the Fund--high current income, consistent with low volatility of principal--remains the same. The means of achieving this objective are different, however. The Fund now will invest primarily in a diversified portfolio of investment-grade debt securities with a dollar-weighted average maturity of between three and 10 years. This orientation replaces our former portfolio consisting primarily of adjustable-rate, mortgage-backed securities, an asset class that experienced extreme market vo latility during much of 1994.

In view of that volatility, the Fund concentrated on stabilizing its net asset value throughout the year ended October 31, 1995. We accomplished this goal, primarily through new investments in short-term fixed and adjustable-rate securities. The net asset value of your Fund on October 31, 1995, was $8.67, just 0.4% shy of the $8.70 net asset value on October 31, 1994. The Fund's portfolio at year-end consisted of U.S. government agency securities (42.8%), asset-backed securities (30.2%), and cash equivalents (27.0%). Adjustable-rate securities comprised 43.8% of the Fund's net assets.

In addition to stabilizing the Fund's net asset value, your management has achieved a recovery in returns to you, our shareholders. The total return of the Fund for the 12 months ended October 31, 1995, was 4.14%. This represented a sharp turnaround from the previous year's nominal total return (see the graph on page 4).

The past year witnessed a remarkable recovery in the bond markets. Between November 7, 1994, and December 4, 1995, long-term interest rates, as measured by the 30-year Treasury bond, plunged 2.13 percentage points--from 8.16% to 6.03%. Meanwhile, short-term rates (as measured by the three-month Treasury bill) dropped only 0.62%--from a high of 6.06% on February 1, 1995, to the current level of 5.44%. With the spread between long- and short-term rates having narrowed to such a degree (from 2.88 percentage points on November 2, 1994, to 0.64 points on November 30, 1995), the yield curve flattened considerably. Similarly, the total return on longer maturity securities was several times that of short-term bonds for the 12-month period ended October 31, 1995: 28.5% for 30-year Treasury bonds, vs. 5.9% for three-month Treasury bills.

In view of the past year's bull market for bonds and the emphasis of your Fund on stabilizing net asset value, the Fund underperformed both the Lehman ARM Index and the Lehman Aggregate Bond Index for the 12-month period ended October 31, 1995 (see graph on page 4). Both the Lehman ARM Index, consisting of more volatile mortgage-backed securities , and the Lehman Aggregate Bond Index, which includes long-term bonds, benefited from the sharp price appreciation of their holdings during the past year.

Looking ahead, your Fund's management expects to continue to invest in a diversified portfolio of intermediate-term bonds. These will comprise U.S. Treasury and agency securities and investment-grade corporate, asset-backed, and mortgage-backed issues. We expect to further reduce the exposure to adjustable-rate securities in the portfolio and to lengthen the weighted-average maturity of our holdings so it will be more comparable to that of the Lehman Government/Corporate Intermediate Bond Index. We believe this strategy will provide shareholders with higher returns than money market funds and lower net-asset volatility than typically is associated with long-term bond funds.

We thank you for your continued confidence in the Fund, and we look forward to serving your investment needs in the future.

                                                    Yours truly,



                                                    /s/ Jean Bernhard Buttner
                                                    -------------------------
                                                    Jean Bernhard Buttner
                                                    CHAIRMAN AND PRESIDENT

December 8, 1995

-------------------------------------------------------------------------------
                              ECONOMIC OBSERVATIONS

Most signs now point to a slowdown in the rate of economic growth over the next several months. Several key industrial indicators are now trending lower, and this is causing manufacturers to become more cautious in their outlook. At the same time, consumers, burdened with a heavy debt load, are becoming more selective in their purchasing plans. Not surprisingly, retailers are not stocking their shelves the way they did earlier in the business expansion. Taken together, these developments suggest that the economy, which grew by better than 4% in the third quarter, will expand by little more than half that rate in the final three months of 1995 and the opening quarter of 1996.

Moreover, we think the economy will retain this calm, orderly growth character throughout 1996. Perhaps the most distinguishing characteristic of the five-year-old business expansion has been the notable lack of excess on the growth side. Thus, while the automobile industry, the housing sector, and the key industrial markets have all participated in the advance, none has veered out of control. As a result, potentially inflationary labor and raw-materials shortages have not developed. Hence, the Federal Reserve, which has had to respond to higher prices in the past by clamping down hard on the monetary brakes, has been able to be more gentle this time around.

On balance, we think little will change over the next several quarters. Specifically, we would look for growth and inflation to hold within a comforting 2%-3% band. We also see interest rates remaining near current levels, with a further slight decline being perhaps more likely than an increase. Finally, we expect corporate profits to edge higher, on balance, over the next 12 to 15 months. Altogether, this scenario should not presage troubling times for fixed-income-market participants in the months ahead, nor should it lull investors into thinking future gains will come easily.

-------------------------------------------------------------------------------

THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITES FUND, INC.

-------------------------------------------------------------------------------
     Comparison of Change in Value of a $10,000 Investment in the Value Line ("VL"), Adjustable Rate U.S. Government Securities Fund, the Lehman ARM Index,
                       and the Lehman Aggregate Bond Index

[graph]

-------------------------------------------------------------------------------

* PERFORMANCE DATA:
                                                               FROM 4/10/92
                                                              (COMMENCEMENT
                                          1 YEAR ENDED        OF OPERATIONS)
                                            9/30/95            to 9/30/95
                                          -------------       --------------
     Average Annual Total Return             3.32%                1.08%
     Growth of an Assumed
          Investment of $10,000             $10,332              $10,380

* THE TOTAL RETURNS FOR THE ONE-YEAR PERIOD ENDED 10/31/95 AND THE PERIOD FROM 4/10/92 (COMMENCEMENT OF OPERATIONS) TO 10/31/95 WERE 4.14% AND 1.24%, RESPECTIVELY. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.


-------------------------------------------------------------------------------
     THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE INVESTMENT-GRADE DOMESTIC CORPORATE AND GOVERNMENT BOND MARKETS.

     THE LEHMAN ARM INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE ADJUSTABLE RATE MORTGAGE SECURITIES (ARM) MARKET.

SCHEDULE OF INVESTMENTS OCTOBER 31, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                         RATE       MATURITY DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (42.8%)
               FEDERAL HOME LOAN BANK (17.6%)
$ 2,000,000    Federal Home Loan Bank Floating Rate Note . . . . . . . . . .4.644%(2)         10/01/96       $ 1,976,058
  1,000,000    Federal Home Loan Bank Floating Rate Note . . . . . . . . . .6.200%(4)         04/10/97         1,004,634
-----------                                                                                                  -----------

  3,000,000    TOTAL FEDERAL HOME LOAN BANK
-----------
               (COST $2,978,232) . . . . . . . . . . . . . . . . . . . . . .                                   2,980,692
                                                                                                             -----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.5%)
  1,000,000    Federal National Mortgage Association . . . . . . . . . . . .5.813%            10/04/96         1,001,049
  1,096,194    Federal National Mortgage Association Pool #170758. . . . . .6.859%(3)         06/01/21         1,108,526
-----------                                                                                                  -----------
  2,096,194    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
               (COST $2,077,011) . . . . . . . . . . . . . . . . . . . . . .                                   2,109,575
                                                                                                             -----------

               STUDENT LOAN MARKETING ASSOCIATION (11.9%)
  2,000,000    Student Loan Marketing Association Floating Rate Note . . . .5.800%(1)         10/30/97         2,005,696
-----------                                                                                                  -----------
               TOTAL STUDENT LOAN MARKETING ASSOCIATION
               (COST $2,002,500) . . . . . . . . . . . . . . . . . . . . . .                                   2,005,696
                                                                                                             -----------

               FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
    105,862    Federal Home Loan Mortgage Corporation #1505 ND . . . . . . .7.588%(2)(5)      12/15/22            71,986
     80,232    Federal Home Loan Mortgage Corporation #1505 NB . . . . . . .9.023%(2)(5)      12/15/22            58,770
-----------                                                                                                  -----------
    186,094    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
               (COST $189,533) . . . . . . . . . . . . . . . . . . . . . . .                                     130,756
                                                                                                             -----------

  7,282,288    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
-----------
               (COST $7,247,276) . . . . . . . . . . . . . . . . . . . . . .                                   7,226,719
                                                                                                             -----------

ASSET BACKED SECURITIES (30.2%)
               AUTOMOBILE FINANCING (18.6%)
    779,847    Premier Auto Trust 1994-2 A4. . . . . . . . . . . . . . . . .6.000%            05/02/00           780,579
    764,298    Ford Credit Grantor Trust 1995-A A. . . . . . . . . . . . . .5.900%            05/15/00           764,878
    800,000    World Omni Automobile Lease Securitization Trust 1995-A A . .6.050%            11/25/01           798,500
    800,000    Western Financial Grantor Trust 1995-4 A1 . . . . . . . . . .6.200%            02/01/02           801,000
-----------                                                                                                  -----------
  3,144,145    TOTAL AUTOMOBILE LEASING (COST $3,141,646). . . . . . . . . .                                   3,144,957
-----------                                                                                                  -----------

               CREDIT CARD FINANCING (6.8%)
    750,000    Advanta Credit Card Master Trust 1994-1 A . . . . . . . . . .6.025%(2)         04/30/99           750,194
    400,000    Standard Credit Card Master Trust 1995-5 A. . . . . . . . . .6.040%(4)(6)      05/08/00           401,000
-----------                                                                                                  -----------
  1,150,000    TOTAL CREDIT CARD FINANCING (COST $1,150,969) . . . . . . . .                                   1,151,194
-----------                                                                                                  -----------


                                        5


------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                         RATE       MATURITY DATE       VALUE
------------------------------------------------------------------------------------------------------------------------

               EQUIPMENT LEASING (4.8%)
$   800,000    Navistar Financial Corporation Owner Trust 1995-B A3. . . . .6.050%(7)         04/15/02       $   800,000
-----------                                                                                                  -----------
               TOTAL EQUIPMENT LEASING (COST $799,980) . . . . . . . . . . .                                     800,000
                                                                                                             -----------

  5,094,145    TOTAL ASSET BACKED SECURITIES
-----------
               (COST $5,092,595) . . . . . . . . . . . . . . . . . . . . . .                                   5,096,151
                                                                                                             -----------

 12,376,433    TOTAL INVESTMENT SECURITIES (73.0%)
-----------
               (COST $12,339,871). . . . . . . . . . . . . . . . . . . . . .                                  12,322,870
                                                                                                             -----------

SHORT-TERM INVESTMENTS (31.7%)
               DISCOUNT NOTE (15.9%)
  2,700,000    Federal Farm Credit Bank 5.59% due 11/20/95 . . . . . . . . .                                   2,692,034
                                                                                                             -----------

               REPURCHASE AGREEMENT (15.8%) (including accrued interest)
  2,665,000    Collateralized by $2,785,000 U.S. Treasury Bills due 03/28/96,
-----------
               with a value of $2,724,138. (With First Chicago Capital
               Markets, Inc. 5.86%, dated 10/31/95, due 11/01/95, delivery
               value $2,665,434.). . . . . . . . . . . . . . . . . . . . . .                                   2,665,434
                                                                                                             -----------

  5,365,000    TOTAL SHORT-TERM INVESTMENTS
-----------
               (COST $5,357,468) . . . . . . . . . . . . . . . . . . . . . .                                   5,357,468
                                                                                                             -----------

               EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.7%). . .                                    (791,398)
                                                                                                             -----------
               NET ASSETS (100.0%) . . . . . . . . . . . . . . . . . . . . .                                $ 16,888,940
                                                                                                             -----------
                                                                                                             -----------
               NET ASSET VALUE, OFFERING AND REDEMPTION
                PRICE PER OUTSTANDING SHARE ($16,888,940
                DIVIDED BY 1,948,623 SHARES OUTSTANDING). . . . . . . . . .                                 $       8.67
                                                                                                             -----------
                                                                                                             -----------

     (1)  RESETS WEEKLY. RATE IN EFFECT ON 10/31/95.
     (2)  RESETS MONTHLY. RATE IN EFFECT ON 10/31/95.
     (3)  RESETS VARIOUS MONTHS. RATE IN EFFECT ON 10/31/95.
     (4)  RESETS QUARTERLY. RATE IN EFFECT ON 10/31/95.
     (5) INVERSE FLOATER--FLOATING RATE MORTGAGE BACKED SECURITY WHOSE INTEREST RATE RESETS IN THE OPPOSITE DIRECTION OF MARKET RATE OF INTEREST TO WHICH THE INVERSE FLOATER IS INDEXED. AN INVERSE FLOATER MAY BE CONSIDERED TO BE LEVERAGED TO THE EXTENT THAT ITS INTEREST RATE VARIES BY A MAGNITUDE THAT EXCEEDS THE MAGNITUDE OF THE CHANGE IN THE INDEX RATE OF INTEREST.
     (6)  FEDERAL FUNDS FLOATER--RESETS QUARTERLY BASED ON THE FEDERAL FUNDS
          RATE.
     (7)  WHEN-ISSUED SECURITY.                SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 1995
-------------------------------------------------------------------------------
ASSETS:
Investment securities, at value
  (Cost--$12,339,871). . . . . . . . . . . . . . . . . .        $  12,322,870
Short-term investments (Cost--
  $2,692,034). . . . . . . . . . . . . . . . . . . . . .            2,692,034
Repurchase agreement (Cost--
  $2,665,434). . . . . . . . . . . . . . . . . . . . . .            2,665,434
Cash . . . . . . . . . . . . . . . . . . . . . . . . . .                4,485
Interest receivable. . . . . . . . . . . . . . . . . . .               46,766
Deferred organization costs (note 2) . . . . . . . . . .               22,066
Receivable for capital shares sold . . . . . . . . . . .                  350
                                                                -------------
     TOTAL ASSETS. . . . . . . . . . . . . . . . . . . .           17,754,005
                                                                -------------

LIABILITIES:
Payable for securities purchased . . . . . . . . . . . .              799,980
Payable for capital shares repurchased . . . . . . . . .               16,018
Dividends payable to shareholders. . . . . . . . . . . .                9,134
Accrued expenses
     Advisory fee. . . . . . . . . . . . . . . . . . . .                7,287
     Other . . . . . . . . . . . . . . . . . . . . . . .               32,646
                                                                -------------
       TOTAL LIABILITIES . . . . . . . . . . . . . . . .              865,065
                                                                -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .        $  16,888,940
                                                                -------------
                                                                -------------
NET ASSETS CONSISTS OF:
Capital stock, at $.001 par value (authorized
     300,000,000, outstanding 1,948,623
     shares) . . . . . . . . . . . . . . . . . . . . . .                1,948
Additional paid-in capital . . . . . . . . . . . . . . .           23,220,118
Accumulated net realized loss
     on investments. . . . . . . . . . . . . . . . . . .           (6,316,125)
Unrealized net depreciation of
     investments . . . . . . . . . . . . . . . . . . . .              (17,001)
                                                                -------------
       NET ASSETS. . . . . . . . . . . . . . . . . . . .          $16,888,940
                                                                -------------
                                                                -------------
       Net Asset Value, Offering and
         Redemption Price, per
         Outstanding Share ($16,888,940 DIVIDED
         BY 1,948,623 shares outstanding). . . . . . . .        $        8.67
                                                                -------------
                                                                -------------

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . .        $     988,149
                                                                -------------
EXPENSES:
Advisory fee . . . . . . . . . . . . . . . . . . . . . .               79,866
Accounting and bookkeeping expense . . . . . . . . . . .               32,400
Auditing and legal fees. . . . . . . . . . . . . . . . .               31,015
Registration and filing fees . . . . . . . . . . . . . .               29,322
Custodian fees . . . . . . . . . . . . . . . . . . . . .               22,864
Amortization of deferred organization costs (note 2) . .               15,312
Printing . . . . . . . . . . . . . . . . . . . . . . . .               14,124
Directors' fees and expenses . . . . . . . . . . . . . .               11,500
Transfer agent fees. . . . . . . . . . . . . . . . . . .               10,774
Postage, insurance, and dues . . . . . . . . . . . . . .                4,831
Telephone and other. . . . . . . . . . . . . . . . . . .                3,557
                                                                -------------
     Total Expenses. . . . . . . . . . . . . . . . . . .              255,565
                                                                -------------
INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . .              732,584
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS--ET:
     REALIZED LOSS--NET. . . . . . . . . . . . . . . . .           (2,380,313)

     Change in Unrealized
     Appreciation (Depreciation) . . . . . . . . . . . .            2,143,938
                                                                -------------
Net Realized Loss and Change in
     Unrealized Appreciation
     (Depreciation) on Investments . . . . . . . . . . .             (236,375)
                                                                -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . .        $     496,209
                                                                -------------
                                                                -------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995, AND 1994
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED OCTOBER 31,
                                        OCTOBER 31, 1995          1994
                                        ----------------  ----------------------
  OPERATIONS:
  Investment income--net . . . . . . .  $    732,584          $  2,168,933
  Realized loss on investments--net. .    (2,380,313)           (3,907,636)
  Change in unrealized appreciation
    (depreciation) . . . . . . . . . .     2,143,938            (2,163,233)
                                        ------------          ------------
  Net increase (decrease) in net
    assets from operations . . . . . .       496,209            (3,901,936)
                                        ------------          ------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  Investment income--net . . . . . . .      (732,584)           (2,181,029)
                                        ------------          ------------
  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of shares . .    10,931,415            22,424,620
  Net proceeds from reinvestment
    of distributions to shareholders .       596,742             1,836,985
  Cost of shares repurchased . . . . .   (22,833,521)          (34,255,826)
                                        ------------          ------------


  Decrease from capital share
    transactions . . . . . . . . . . .   (11,305,364)           (9,994,221)
                                        ------------          ------------
  Total Decrease . . . . . . . . . . .   (11,541,739)          (16,077,186)

  NET ASSETS:
  Beginning of year. . . . . . . . . .    28,430,679            44,507,865
                                        ------------          ------------

  End of year. . . . . . . . . . . . .  $ 16,888,940          $28,430,679
                                        ------------          ------------
                                        ------------          ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities on the basis of valuations provided by dealers in such securities. Some of the general factors that may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces that influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction.
The values for U.S. Treasury securities are determined on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data in determining valuations.

Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine.

(B) REPURCHASE AGREEMENT. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method, and interest income is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles.

(E) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. ORGANIZATION COSTS
Costs of $76,603 incurred in connection with the Funds's organization and initial registration have been deferred and are being amortized over 60 months beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amoritzation period, the redemption proceeds will be reduced by a pro-rata portion of any unamortized, deferred organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. CAPITAL SHARE TRANSACTIONS
Transactions in capital stock were as follows:
                                        YEAR ENDED          YEAR ENDED
                                        OCTOBER 31,         OCTOBER 31,
                                          1995                1994
                                      ------------        ------------
Shares sold. . . . . . . . . . . . .     1,263,230           2,269,010
Shares issued to share-
  holders in reinvestment
  of dividends and
  distributions. . . . . . . . . . .        69,375             194,905
                                      ------------        ------------
                                         1,332,605           2,463,915
Shares repurchased . . . . . . . . .     2,651,997           3,640,182
                                      ------------        ------------
Net decrease . . . . . . . . . . . .    (1,319,392)         (1,176,627)
                                      ------------        ------------
                                      ------------        ------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities for the year ended October 31, 1995, excluding short-term investments, were as follows:

PURCHASES:
Investment Securities. . . . . . . . . . . . . . . . .   $   19,652,890
                                                         --------------
                                                         --------------
SALES AND MATURITIES:
U.S. Treasury Obligations. . . . . . . . . . . . . . .   $    4,413,125
                                                         --------------
Other Investment Securities. . . . . . . . . . . . . .       30,322,469
                                                         --------------
                                                         $   34,735,594
                                                         --------------
                                                         --------------

At October 31, 1995, the aggregate cost of investment securities and short-term investments for Federal income-tax purposes is $17,697,339. The aggregate appreciation and depreciation of investments at October 31, 1995, based on a comparison of investment values and their costs for federal income-tax purposes, is $43,604 and $60,605, respectively, resulting in a net depreciation of $17,001.

At October 31, 1995, the Fund had a carryover loss of $6,316,125, of which $28,176 will expire on October 31, 2001, and $3,907,636 will expire on October 31, 2002, and the balance of $2,380,313 will expire on October 31, 2003. To the extent future capital gains are offset by such carryover capital losses, the Fund does not anticipate distributing any such gains to its shareholders.

5.  INVESTMENT ADVISORY CONTRACT, ADVISORY FEES, AND TRANSACTIONS WITH
    AFFILIATES
An advisory fee of $79,866 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended October 31, 1995. This was computed at the rate of 1/2 of 1% of average daily net assets during the period and paid monthly.
The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions, and extraordinary expenses, exceed the expense limitation imposed by any state in which the Fund's shares are sold, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. No reimbursement was required for the year ended October 31, 1995.

A fee of $5,760 for printing services was paid or payable to the Adviser for the year ended October 31, 1995.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

At October 31, 1995, the Adviser and/or affiliated companies owned 1,045,652 shares of the Fund's capital stock, representing 53.7% of the outstanding shares.

6. SUBSEQUENT EVENT
Effective November 1, 1995, with the approval of shareholders, the Fund changed its name to Value Line Intermediate Bond Fund, Inc. The primary objective of high current income consistent with low volatility of principal remains the same, but the means of meeting this objective has changed. The Fund will seek to meet its objective by investing in a diversified portfolio of investment-grade debt securities with a dollar-weighted average portfolio maturity of between three and 10 years. This will replace a portfolio consisting primarily of adjustable-rate mortgage-backed securities.

Also effective November 1, 1995, with the approval of shareholders, the Fund will have a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of expenses incurred by Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser, in advertising, marketing, and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Per-share data for a share of capital stock outstanding throughout each period:


                                                                                                         APRIL 10, 1992
                                                                                                         (COMMENCEMENT
                                                                           YEAR ENDED OCTOBER 31,        OF OPERATIONS) TO
                                                                       1995        1994          1993     OCT. 31, 1992
                                                                     ---------  ---------     ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . .             $  8.70     $ 10.01       $  9.99      $ 10.00
                                                                     ---------  ---------     ---------    ------------
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income . . . . . . . . . . . . . . .                 .38         .50           .54(2)       .33(1)
     Net gains or losses on securities
     (both realized and unrealized). . . . . . . . . . .                (.03)      (1.31)          .05         (.01)
                                                                     ---------  ---------     ---------    ------------
     Total from investment operations. . . . . . . . . .                 .35        (.81)          .59          .32
                                                                     ---------  ---------     ---------    ------------
     LESS DISTRIBUTIONS:
     Dividends from net investment income. . . . . . . .                (.38)       (.50)         (.54)        (.33)
     Distributions from capital gains. . . . . . . . . .                -           -             (.03)        -
                                                                     ---------  ---------     ---------    ------------
     Total distributions . . . . . . . . . . . . . . . .                (.38)       (.50)         (.57)        (.33)
                                                                     ---------  ---------     ---------    ------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . .             $  8.67     $  8.70       $ 10.01      $  9.99
                                                                     ---------  ---------     ---------    ------------
                                                                     ---------  ---------     ---------    ------------
TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . .                4.14%      -8.37%         6.04%        3.26%+(3)
                                                                     ---------  ---------     ---------    ------------
                                                                     ---------  ---------     ---------    ------------

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in thousands). . . . . . . . .             $16,889     $28,431       $44,508      $33,763
Ratio of operating expenses to average net assets. . . .               1.57%         .98%          .88%(2)        0%(1)
Ratio of interest expense to average net assets. . . . .                -            .38%         0.18%        0.07%*
Ratio of net investment income to average net assets . .                4.52%        5.23%        5.35%(2)     5.83%*(1)(3)
Portfolio turnover rate. . . . . . . . . . . . . . . . .                 177%        175%          126%          85%
Amount of debt outstanding at end of period
  (in thousands) . . . . . . . . . . . . . . . . . . . .             $  -        $  -          $  -         $ 3,940
Average amount of debt outstanding during
  the period (in thousands). . . . . . . . . . . . . . .             $  -        $ 3,947       $ 1,926      $   524
Average number of shares outstanding during
  the period (in thousands). . . . . . . . . . . . . . .               1,887       4,366         3,766        1,968
Average amount of debt per outstanding share
  during the period. . . . . . . . . . . . . . . . . . .             $  -        $   .90       $   .51      $   .27


+    NOT ANNUALIZED
*    ANNUALIZED

(1) NET OF EXPENSE REIMBURSEMENT. HAD THESE EXPENSES BEEN FULLY PAID BY THE FUND, INVESTMENT INCOME--NET PER SHARE WOULD HAVE BEEN $.25, AND RATIOS OF ANNUALIZED OPERATING EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% AND 4.37%, RESPECTIVELY.

(2) NET OF ADVISORY FEE WAIVED BY THE ADVISER FROM 11/1/92 TO 1/31/93. HAD THIS FEE BEEN PAID BY THE FUND, INVESTMENT INCOME--NET PER SHARE WOULD HAVE BEEN $.53, AND THE RATIO OF OPERATING EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 5.24%, RESPECTIVELY.

(3) DUE TO FEE WAIVER AND REIMBURSEMENT OF EXPENSES BY THE ADVISER AND THE SHORT PERIOD COVERED BY THIS REPORT, DATA ARE NOT INDICATIVE OF FUTURE PERIODS.


                                               SEE NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND, INC.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Adjustable Rate U.S. Government Securities Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 10, 1992 (commencement of operations), through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York


December 8, 1995

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

                         THE VALUE LINE FAMILY OF FUNDS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1950 --   THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 --   THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956 --   THE VALUE LINE SPECIAL SITUATIONS FUND SEEKS to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972 --   VALUE LINE LEVERAGED GROWTH INVESTORS'S sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 --   THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 --   VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983 --   VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984 --   THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985 --   VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 --   VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high yielding, lower-rated, fixed-income securities.

1987 --   VALUE LINE NEW YORK TAX EXEMPT TRUST  seeks to provide New York taxpayers with maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal.

1987 --   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST*  invests in stocks, bonds, and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992 --   VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing primarily in a diversified portfolio of debt securities.

1993 --   VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 --   VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds, and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995 --   VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


*ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUE PLUS, A VARIABLE LIFE INSURANCE POLICY.

-------------------------------------------------------------------------------
FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                       16